                                                                      Exhibit 21

                           SUBSIDIARIES OF REGISTRANT

                              Kelly Services, Inc.

                                                     State/Jurisdiction
                Subsidiary                            of Incorporation         Business Name
------------------------------------------------    --------------------   -------------------
Kelly Services (Canada), Ltd.                       Canada                Kelly Temporary Services

Kelly Properties, Inc.                              Michigan              Kelly Properties

Kelly Staff Leasing, Inc.                           California            Kelly Staff Leasing

Kelly Services (Ireland), Ltd.                      Delaware              Kelly Services
    (a subsidiary of Kelly Properties, Inc.)

Kelly Services (UK), Ltd.                           United Kingdom        Kelly Temporary Services
    (a subsidiary of Kelly Properties, Inc.)

Kelly Home Care Services                            Delaware              Kelly Home Care Services

Kelly Services (Australia), Ltd.                    Delaware              Kelly Temporary Services

Kelly Services (New Zealand), Ltd.                  Delaware              Kelly Temporary Services

Kelly Services of Denmark, Inc.                     Delaware              Kelly Services (Danmark)

Kelly Services (Nederland), B.V.                    The Netherlands       Kelly Uitzendburo

Kelly Services Norge A.S.                           Norway                Kelly Bemmanings/oslinger
    (a subsidiary of Kelly Services
    (Nederland), B.V.)

Kelly de Mexico, S.A. de C.V.                       Mexico                Kelly Temporary Services

Kelly Services (Suisse) S.A.                        Switzerland           Kelly Services Suisse
    (a subsidiary of Kelly Services (Suisse)
     Holding S.A.)

Kelly Services Interim, S.A.                        France                Kelly Services Interim
    (a subsidiary of Kelly Services
     France S.A.)

Competences RH SARL                                 France                Kelly Formation
    (a subsidiary of Kelly Services
     France S.A.)

Kelly Services Luxembourg S.A.R.L.                  Luxembourg            Kelly Services

                              Kelly Services, Inc.

                                                     State/Jurisdiction
                Subsidiary                            of Incorporation         Business Name
------------------------------------------------    --------------------   -------------------
Kelly Services Italia Srl                           Italy                  Kelly Services
    (a subsidiary of Kelly Services, Inc. and
     Kelly Properties, Inc.)

Kelly Services (Societa di fornitura di lavaro      Italy                  Kelly Services Italia SpA
     temporaneo) SpA
    (a subsidiary of Kelly Services, Inc. and
     Kelly Properties, Inc.)

Kelly Services Empleo Empresa de Trabajo            Spain                  Kelly Services E.T.T.
     Temporal, S.L.
    (a subsidiary of Kelly Services Iberia
     Holding Company, S.L.)

Kelly Services Seleccion y Formacion, S.L.          Spain                  Kelly Services E.T.T.
    (a subsidiary of Kelly Services Iberia
     Holding Company, S.L.)

Kelly Services CIS, Inc.                            Delaware               Kelly Services

ooo Kelly Services                                  Russia                 Kelly Services

Kelly Services Deutschland GmbH                     Germany                Kelly Services

Kelly Services Consulting GmbH                      Germany                Kelly Services
    (a subsidiary of Kelly Services
     Deutschland GmbH)

Kelly Services Zeitarbeit GmbH & Co. OHG            Germany                Kelly Services
    (a subsidiary of Kelly Services
     Consulting GmbH and Kelly Services
     Deutschland GmbH)

Kelly Services Interim (Belgium) S.A., N.V.         Belgium                Kelly Services Interim
    (a subsidiary of Kelly Services, Inc. and
     Kelly Properties, Inc.)

Kelly Services Select (Belgium) S.A., N.V.          Belgium                Kelly Services Select
    (a subsidiary of Kelly Services, Inc. and
     Kelly Properties, Inc.)

Kelly Services Sverige A.B.                         Sweden                 Help Personal A.B.

LabStaff Pty. Ltd.                                  Australia              LabStaff
    (a subsidiary of Kelly Services
    (Australia), Ltd.)

                              Kelly Services, Inc.

                                                     State/Jurisdiction
                Subsidiary                            of Incorporation         Business Name
------------------------------------------------    --------------------   -------------------
Business Trends (Singapore) Pte. Ltd.               Singapore              Business Trends

BTI Consultants Pte. Ltd.                           Singapore              BTI Consultants
    (a subsidiary of Business Trends Pte. Ltd.)

Agensi Pekerjaan Business Trends Sdn. Bhd.          Malaysia               Business Trends

Agensi Pekerjaan BTI Consultants Sdn. Bhd.          Malaysia               BTI Consultants

Kelly Receivables Services, LLC                     Delaware               Kelly Receivables Services

BTI Consultants (India) Pvt. Ltd.                   India                  BTI Consultants

Kelly Services India Pvt. Ltd.                      India                  Kelly Services
    (a subsidiary of BTI Consultants (India)
     Pvt. Ltd.)

BTI Consultants Hong Kong Limited                   Hong Kong              BTI Consultants

Kelly Services Hong Kong Limited                    Hong Kong              Kelly Services

BTI Executive Placement (Thailand) Co. Ltd.         Thailand               BTI Consultants

PT Kelly Services Indonesia                         Indonesia              BTI Consultants

Kelly Management Services, Srl.                     Italy                  Kelly Management Services